UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2023

GRAF ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas   77380

(Address of principal executive offices, including zip code)

(713) 489-1772

(Registrant’s telephone number, including area code )

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-fifth of one redeemable warrant	GFOR.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	GFOR	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50	GFOR. WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, Graf Acquisition Corp. IV, a Delaware corporation (“Graf”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Austria Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Graf (“Merger Sub”), and NKGen Biotech, Inc., a Delaware corporation (“NKGen”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into NKGen (the “Merger”), with NKGen surviving the Merger in accordance with the Delaware General Corporation Law as a wholly-owned subsidiary of Graf (the Merger, together with the other transactions contemplated by the Merger Agreement and the related ancillary agreements, the “Business Combination”).

Furnished as Exhibit 99.1 hereto is an updated investor presentation that was used by NKGen and Graf in connection with the Business Combination at an investor event on July 20, 2023. A transcript of the investor event presentation is also furnished herewith as Exhibit 99.2.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of Graf for their consideration. Graf has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, dated May 15, 2023, as amended on June 26, 2023 and July 17, 2023 (as may be further amended, the “Registration Statement”), relating to the proposed Business Combination, which includes both a preliminary prospectus with respect to the combined company’s securities to be issued in connection with the proposed Business Combination and a proxy statement to be distributed to Graf's stockholders in connection with Graf's solicitation of proxies for the vote by its stockholders in connection with the proposed Business Combination and other matters as described in the Registration Statement. Graf urges its investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus and, when available, any amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed by Graf with the SEC, because these documents will contain important information about Graf, NKGen and the proposed Business Combination. After the Registration Statement is declared effective, Graf will mail the definitive proxy statement/prospectus to its stockholders as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain a copy of the Registration Statement, including the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed by Graf with the SEC, without charge, at the SEC's website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

Participants in the Solicitation

Graf and NKGen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination described in this Current Report on Form 8-K (this “Current Report”) under the rules of the SEC. Information about the directors and executive officers of Graf is set forth in the Registration Statement (and will be included in the definitive proxy statement/prospectus, when aailable). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Graf stockholders in connection with the proposed Business Combination is set forth in the Registration Statement (and will be included in the definitive proxy statement/prospectus). Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of Graf and NKGen. These statements are based on the beliefs and assumptions of the management of Graf and NKGen. Although Graf and NKGen believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Graf nor NKGen can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “further,” “may,” “will,” “potential,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, Graf’s or NKGen’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the inability of the parties to successfully or timely consummate the proposed Business Combination; the failure to obtain stockholder approval of the extension of time Graf has to consummate the proposed Business Combination at any future meeting of Graf stockholders at which such proposal is presented; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the Merger Agreement by Graf’s stockholders, the satisfaction of the minimum cash condition and the receipt of certain governmental and regulatory approvals; the inability to obtain any PIPE investments; the effect of the announcement or pendency of the proposed Business Combination on NKGen’s business relationships, operating results, and business generally; the risk that the proposed Business Combination disrupts the current plans and operations of NKGen; NKGen’s lack of products approved for sale and ability to achieve profitability; the risk that preclinical studies and early-stage clinical trials may not be predictive of future results; NKGen’s ability to manage clinical trials or studies, including any compassionate use programs and product pipeline, the risk associated with the use and reliance on the initial or preliminary results and date from the compassionate use programs and the ongoing Phase I clinical trial; NKGen’s ability to raise additional funding to complete the development and any commercialization of its product candidates; NKGen’s dependence on its lead product candidates, SNK01 and SNK02; the complexity of the manufacturing process for natural killer cell therapies; the risk that regulatory approvals for NKGen’s product development are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-Business Combination entity (“New NKGen”) or the expected benefits of the proposed Business Combination; NKGen’s ability to manage future growth; NKGen’s ability to manage clinical trials or studies, including any compassionate use programs and product pipeline; the dependence on the success of NKGen’s SNK natural killer cell technology platform; New NKGen’s ability to meet the listing standards of the New York Stock Exchange, NYSE American or, Nasdaq Stock Market; the amount of redemption requests made by Graf’s public stockholders; the complexity of numerous regulatory and legal requirements that NKGen needs to comply with to operate its business; the failure to obtain, adequately protect, maintain or enforce NKGen’s intellectual property rights; the ability of Graf or New NKGen to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; the concentrated ownership of New NKGen common stock among NKGen’s existing executive officers, directors and principal stockholders; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of Graf filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Graf or NKGen assess the impact of all such risk factors on the businesses of Graf and NKGen prior to the proposed Business Combination, and the combined company following the proposed Business Combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to Graf or NKGen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Graf and NKGen prior to the proposed Business Combination, and the combined company following the proposed Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-Solicitation

This Current Report shall not constitute a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Updated Investor Presentation, dated July 2023.
99.2	Investor Presentation Transcript, dated July 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF ACQUISITION CORP. IV

By:	/s/ James A. Graf
	Name:	James A. Graf
	Title:	Chief Executive Officer

Date: July 26, 2023